UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2019

ENVESTNET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400	Chicago,	Illinois	60601
(Address of principal executive offices)			(Zip Code)

(312) 827-2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The description of the Credit Agreement Amendment under Item 2.03 below is incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 27, 2019 (the “Amendment Effective Date”), Envestnet, Inc. and certain of its subsidiaries entered into a second amendment to second amended and restated credit agreement (the “Credit Agreement Amendment”) amending the second amended and restated credit agreement, dated as of July 18, 2017 (as amended prior to the Amendment Effective Date and as further amended by the Credit Agreement Amendment, the “Credit Agreement”), with a group of banks (the “Banks”), for which Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, is acting as administrative agent.

The Credit Agreement Amendment increased the size of the revolving facility to $500,000,000 (which amount may be increased by $150,000,000) and extended the facility’s maturity to September 27, 2024. In addition, the Credit Agreement Amendment made certain changes to the definitions of “Senior Leverage Ratio” and “Total Leverage Ratio” in the Credit Agreement and modified certain covenants, including in relation to permitted acquisitions, permitted indebtedness, permitted investments and the required minimum liquidity levels.

There is no material relationship between Envestnet or any of its subsidiaries or affiliates and Bank of Montreal, other than in respect of the Credit Agreement and certain commercial and investment banking relationships, all of which have been entered into in the ordinary course of business.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, a copy of which is to be filed as an exhibit to the Company’s Form 10-Q filing for the quarter ended September 30, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 30, 2019

ENVESTNET, INC.

By:	/s/ Peter H. D’Arrigo
Name:	Peter H. D’Arrigo
Title:	Chief Financial Officer